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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 6, 2008


                           TRUE RELIGION APPAREL, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    000-51483                   98-0352633
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                             2263 East Vernon Avenue
                            Vernon, California 90058
               (Address of Principal Executive Offices, Zip Code)

                                 (323) 266-3072
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On August 6, 2008, True Religion Apparel, Inc. held a conference call to discuss its financial results for the quarter ended June 30, 2008. A copy of the script of management's presentation during the conference call is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

99.1              Script of Conference Call held on August 6, 2008.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2008                         TRUE RELIGION APPAREL, INC.



                                        By:    /s/ Peter F. Collins
                                               ----------------------------
                                        Name:  Peter F. Collins
                                        Title: Chief Financial Officer


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                                INDEX TO EXHIBITS

99.1     Script of Conference Call held on August 6, 2008.